UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 24, 2018

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 24, 2018, Whirlpool Corporation (the “Company”) issued a press release providing information regarding earnings for the fourth quarter of 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Results of Operations and Financial Condition.
Also on January 24, 2018, the Company recast selected fourth quarter of 2017 financial information to reflect the realignment of its external segment reporting, and to present segment results as Earnings Before Interest and Taxes. The historical financial information, including applicable reconciliations, has been posted to the Company's website located at http://investors.whirlpoolcorp.com, and as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.
The information, including Exhibits 99.1, 99.2, 99.3 and 99.4, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit

Exhibit 99.1	Press Release dated January 24, 2018
Exhibit 99.2	Recast Historical Segment Financial Data (unaudited)
Exhibit 99.3	Historical Ongoing EBIT Reconciliation (unaudited)
Exhibit 99.4	Net Earnings to EBIT Reconciliation (unaudited)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2018                     WHIRLPOOL CORPORATION

By:     /s/ JAMES W. PETERS
Name:     James W. Peters
Title:     Executive Vice President and Chief Financial Officer